UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)  December 31, 2008
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                            American River Bankshares
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             (Exact name of registrant as specified in its chapter)


       California                 0-31525                   68-0352144
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(State or other jurisdiction     (Commission              (IRS Employer
     of incorporation)           File Number)          Identification No.)


3100 Zinfandel Drive, Suite 450, Ranch Cordova, California       95670
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code    (916) 851-0123
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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The Index to Exhibits is on Page 3

Item 1.01. Entry into a Material Definitive Agreement.

On December 31, 2008, the registrant executed an amendment to a lease (the "Lease Amendment") with R. & R. Partners, a California General Partnership. The Lease Amendment relates to office space currently occupied by one of the issuer's banking divisions, North Coast Bank, a division of American River Bank. The premises are located at 8733 Lakewood Drive, Suite A, Windsor, California. This amendment is the third amendment to a lease originally dated July 1, 2003. The Lease Amendment is for an additional term of twelve (12) months, expiring on December 31, 2009. The foregoing description is qualified by reference to the Lease Amendment attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c)     Exhibits

99.1 Third Amendment to Commercial Lease Agreement between R. & R. Partners, and North Coast Bank, a division of American River Bank.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN RIVER BANKSHARES

                                    /s/ Mitchell A. Derenzo
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December 31, 2008                   Mitchell A. Derenzo, Chief Financial Officer

                             INDEX TO EXHIBITS


Exhibit No.                  Description                                Page
-----------                  -----------                                ----

99.1                         Third Amendment to Commercial Lease
                             Agreement between R. & R. Partners,
                             and North Coast Bank, a division of
                             American River Bank.                          4



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